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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                   FORM 8 - K


                                 CURRENT REPORT

                        PURSUANT TO SECTION 13 OR 15 (D)
                                     Of the
                         SECURITIES EXCHANGE ACT OF 1934

                          Date of Report:  MAY 21, 2003


                                 ENDOVASC, INC.
             (Exact name of registrant as specified in its charter)

                                     NEVADA
         (State or other jurisdiction of incorporation or organization)

                     000-28371                         76-0512500
            (Commission File Number)        (IRS Employer Identification Number)

                      DR. DAVID P. SUMMERS, CHAIRMAN & CEO
                                 ENDOVASC, INC.
                            550 CLUB DRIVE, SUITE 440
                             MONTGOMERY, TEXAS 77316
                    (Address of principal executive offices)

                                 (936) 582-5920
              (Registrant's telephone number, including area code)

                           15001 WALDEN RD., SUITE 108
                             MONTGOMERY, TEXAS 77356
                                 (936) 448-2222
    (Former name or former address and telephone number, if changed since last report)


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ITEM 5. OTHER EVENTS
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     On May 13, 2003 Endovasc, Inc.'s (EVSC), board of directors received notification from MIV Therapeutics Inc. (MIV) that MIV would not be extending its licensing agreement dated May 17, 2002 for the next year. All license fees previously due before the cancellation have been paid in full.


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                                    SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              ENDOVASC, INC.
                              (A NEVADA CORPORATION)

                              By:___________________________________________
                                 Dr. David P. Summers, President and Chief
                                 Executive Officer



DATE: MAY 20, 2003


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